                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              ---------------------


                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 11, 2002



                         Federal Realty Investment Trust
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           Maryland                        1-07533               52-0782497
-------------------------------       ----------------       -------------------
(State or other jurisdiction of       (Commission File        (I.R.S. Employer
incorporation or organization)             Number)           Identification No.)



1626 East Jefferson Street, Rockville, Maryland                     20852-4041
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)




Registrant's telephone number, including area code: (301) 998-8100
                                                    ---------------

                         FEDERAL REALTY INVESTMENT TRUST

Item 5.    Other Events.

On March 11, 2002, Federal Realty Investment Trust (the "Trust") issued four press releases relating to the Trust's:

o    adoption of a new business plan;
o    implementation of a management succession plan;
o appointment of Larry E. Finger as senior vice president, chief financial officer; and
o appointment of Jeff Berkes as senior vice president - strategic transactions, and addition of Ronald Cappello as senior acquisitions director.

The texts of the releases are attached hereto as Exhibits 99.1 through 99.4.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            FEDERAL REALTY INVESTMENT TRUST


Date: March 12, 2002                        By:  /s/ NANCY J. HERMAN
                                               ---------------------------------
                                                 Nancy J. Herman
                                                 Senior Vice President--General
                                                 Counsel and Secretary

                                                                   EXHIBIT INDEX

99.1       Press release relating to new business plan.

99.2       Press release relating to management succession plan.

99.3 Press release relating to appointment of Larry E. Finger as Senior Vice President, Chief Financial Officer

99.4 Press release relating to appointment of Jeff Berkes as senior vice president - strategic transactions, and addition of Ronald Cappello as senior acquisitions director.